SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  -------------

                                 March 28, 1996
                                (Date of report)


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


     Maryland                    1-8038                      04-2648081
  (State or other              (Commission                (I.R.S. employer
  jurisdiction of             file number)               identification no.)
   incorporation
 or organization)







                              255 Livingston Avenue
                         New Brunswick, New Jersey 08901
                    (address of principal executive offices)


                                 (908) 247-4822
                         (Registrant's telephone number,
                              including area code)

         Item 2.  Acquisition or Disposition of Assets.

         On March 28, 1996, Key Energy Group, Inc., a Maryland corporation ("Key"), completed its acquisition, in the form of a merger (the "Merger"), of the assets and operations of WellTech, Inc., a Delaware corporation ("WellTech"). In the Merger, holders of shares of WellTech common stock, $1.00 par value per share ("WellTech Common Stock"), outstanding immediately prior to the Merger received an aggregate of 4,929,962 shares of Key Common Stock and Key Five-Year Warrants to purchase an aggregate of 750,000 shares of Key Common Stock at $6.75 per share. As part of the Merger, 1,429,962 of the 1,635,000 shares of Key Common Stock owned by WellTech immediately prior to the Merger (the "Existing Key Shares"), and the warrants to purchase an aggregate of 250,000 shares of Key Common Stock at $5.00 per share (the "Existing Key Warrants") were cancelled. The remaining 205,038 shares of existing Key Common Stock were distributed to directors of WellTech prior to the Merger. Based on the 352,941 shares of WellTech Common Stock outstanding at the time of the Merger, each share of WellTech Common Stock was converted into 13.9682 shares of Key Common Stock and Key Five-Year Warrants to purchase 2.125 shares of Key Common Stock.

         The transaction was negotiated on an arms'-length basis between representatives of Key and representatives of WellTech. In connection with the acquisition, WellTech was granted the right to nominate two directors for election to the board of directors of Key. W. Phillip Marcum and Kevin P. Collins have been elected to serve on the board of directors of Key as WellTech's nominees. As a result of the Merger, Key has expanded its operations into Oklahoma, Michigan, Pennsylvania and West Virginia, and conducts the following businesses formerly operated by WellTech: (i) workover rig services, including completion of new wells maintenance and recompletion of existing walls (including horizontal recompletions) and plugging and abandonment of wells at the end of their useful lives; (ii) oil field liquid transportation, storage and disposal services, including vacuum truck services, trac tank rental and salt water injection; and (iii) other services including pipeline installation and besting, slick line wireline services, fishing and rental tool services and general oil field roustabout services. In addition to its domestic operations, Key acquired WellTech's well servicing equipment and operations in Argentina.

         Item 7.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired.

                           Incorporated by reference to pages F-39 through F-64
of Key's Form S-4 Registration Statement No. 333-369.

                  (b)      Pro forma financial information.

                           Incorporated by reference to pages F-65 through F-73
of Key's Form S-4 Registration Statement No. 333-369.

                  (c)      Exhibits.

2.1     --   Agreement and Plan of Merger (the "Merger  Agreement") dated as of November 18,  1995,  among Key and  WellTech  (incorporated  by reference to Exhibit 2.1 to Key's Form S-4 Registration  Statement
             No. 333-369).
2.2     --   Amendment No. 1 to the Merger Agreement (incorporated by reference to Exhibit 2.1 to Key's Form S-4 Registration Statement No.
             333-369).
2.3     --   Amendment No. 2 to the Merger Agreement (incorporated by reference to Exhibit 2.1 to Key's Form
             S-4 Registration No. 333-369).
23.2    --   Consent of Arthur Andersen LLP filed herewith as Exhibit 23.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KEY ENERGY GROUP, INC.



Dated:  March 28, 1996                           By:/s/ Francis D. John
                                                    Francis D. John
                                                    President